UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2018

LAS VEGAS XPRESS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-218746 (Commission File Number)	88-0203182 (I.R.S. Employer Identification No.)

9480 S. Eastern Ave, Suite # 205 Las Vegas, NV 89123 (Address of principal executive offices) (zip code)

702-481-2343 (Registrant's telephone number, including area code)

Copies to: Michael A. Barron 9480 S. Eastern Avenue Suite # 205 Las Vegas, Nevada 89123 415 990-8141 Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 3, 2018, the Board of Directors of Las Vegas Xpress, Inc. (the "Company") has approved removal of Don Adams as its Director of the Board. The action was taken in bets interest of the Company and its stockholders.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits	Description

10.1	Corporate resolution of the Board of Directors of Las Vegas Xpress, Inc.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAS VEGAS XPRESS, INC.

Date: December 7, 2018	By:	/s/ Michael Barron
Name: Michael Barron
Title: Chief Executive Officer